PACE® Select Advisors Trust

January 9, 2019

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2018, as supplemented.

Includes:

–  PACE® Large Co Growth Equity Investments

–  PACE® Small/Medium Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding certain series of PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the portfolio management team for Jackson Square Partners, LLC ("JSP"), a subadvisor to PACE Large Co Growth Equity Investments, a series of the Trust (a "fund"). Effective as of January 7, 2019, William Montana has been added as a portfolio manager for the portion of the fund's assets managed by JSP.

Second, this supplement updates certain information regarding the investment subadvisory arrangements for PACE Small/Medium Co Growth Equity Investments, a series of the Trust. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated LMCG Investments, LLC ("LMCG") as a subadvisor to the fund, effective as of the close of business on January 9, 2019. In addition, at the recommendation of UBS AM, the Board has appointed Jacobs Levy Equity Management, Inc. ("Jacobs Levy") to serve as a new subadvisor to the fund. Jacobs Levy will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on January 10, 2019.

I. PACE Large Co Growth Equity Investments

Effective as of January 7, 2019, the Prospectuses and SAI are revised as follows:

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 42 of the Multi-Class Prospectus and page 44 of the Class P Prospectus is revised by replacing the second bullet point of that section in its entirety with the following:

–  JSP—Jeffrey S. Van Harte, Chairman and Chief Investment Officer, Christopher J. Bonavico, Portfolio Manager and Analyst, Daniel J. Prislin, Portfolio Manager and Analyst, and Christopher M. Ericksen, Portfolio Manager and

ZS-1006

Analyst, have been portfolio managers of the fund since 2007. William Montana, Portfolio Manager, has been a portfolio manager of the fund since January 2019.

The section captioned "Management" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 143 of the Multi-Class Prospectus and page 141 of the Class P Prospectus is revised by replacing the last sentence of the second paragraph of that section in its entirety with the following:

Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Ericksen and William Montana, has held its fund responsibilities since December 2007 (except Mr. Montana, who began serving as a portfolio manager in January 2019).

The same section of each Prospectus is revised by adding the following as the seventh paragraph of that section:

William Montana, a portfolio manager, joined JSP in September 2014. Previously, he was an associate at TPG Capital, a private equity firm, and focused on growth capital opportunities (2011 to 2014). Prior to that, he was an investment banking analyst at Goldman Sachs and focused on financial institutions.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC." beginning on page 176 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Ericksen and William Montana are primarily responsible for the day-to-day management of the portion of the fund allocated to JSP. The following tables provide information relating to other accounts managed by Messrs. Van Harte, Bonavico, Prislin and Ericksen as of July 31, 2018 and by Mr. Montana as of December 31, 2018:

The same section of the SAI is revised by adding the following as the fifth table of that section:

William Montana:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

II. PACE Small/Medium Co Growth Equity Investments

Effective as of the close of business on January 9, 2019, the Prospectuses and SAI are hereby revised to delete all references to "LMCG Investments, LLC" or "LMCG" as a subadvisor to the fund.

Effective as of January 10, 2019 the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Small/Medium Co Growth Equity Investments Fund summary" and sub-captioned "Management process" on page 49 of the Multi-Class Prospectus and page 50 of the Class P

Prospectus is revised by inserting the following as the last bullet point under the fourth paragraph of that section:

–  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid- cap companies selected based on a multidimensional quantitative investment process.

The section captioned "PACE Small/Medium Co Growth Equity Investments Fund summary" and sub-captioned "Principal risks" beginning on page 49 of the Multi-Class Prospectus and page 50 of the Class P Prospectus is revised by inserting the following as the seventh paragraph of that section:

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

The section captioned "PACE Small/Medium Co Growth Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 50 of the Multi-Class Prospectus and page 51 of the Class P Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019.

The section captioned "PACE Small/Medium Co Growth Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 51 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Riverbridge, Timpani and Jacobs Levy serve as the fund's subadvisors.

The section captioned "PACE Small/Medium Co Growth Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 51 of the Multi-Class Prospectus and beginning on page 51 of the Class P Prospectus is revised by inserting the following as the last bullet point of that section:

–  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since January 2019.

The section captioned "More information about the funds—PACE Small/Medium Co Growth Equity Investments" and sub-captioned "Management process" beginning on page 96 of the Multi-Class Prospectus and page 99 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Riverbridge Partners, LLC ("Riverbridge"), Timpani Capital Management LLC ("Timpani") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by inserting the following as the third to last paragraph of that section:

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing for risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

The section captioned "Management" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" on page 145 of the Multi-Class Prospectus and beginning on page 143 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

Riverbridge Partners, LLC ("Riverbridge"), Timpani Capital Management LLC ("Timpani") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

The same section of each Prospectus is revised by inserting the following as the last paragraphs of that section:

Jacobs Levy is located at 100 Campus Drive, 2nd Floor West, Florham Park, NJ 07932, and has approximately $8.6 billion in assets under management as of November 30, 2018. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity management affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Jacobs was managing director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" on page 11 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Riverbridge Partners, LLC ("Riverbridge"), Timpani Capital Management LLC ("Timpani") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" beginning on page 95 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Riverbridge Partners, LLC ("Riverbridge"), Timpani Capital Management LLC ("Timpani") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy"), UBS AM (not the fund) pays Riverbridge, Timpani and Jacobs Levy a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by inserting the following as the last sentence of the last paragraph of that section:

Jacobs Levy is organized as a New Jersey corporation and is wholly owned by Bruce Jacobs and Kenneth Levy, each a Principal, Portfolio Manager, Co-Chief Investment Officer and Co-Director of Research of the firm, and with each owning 50% of the firm's equity.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, LMCG Investments, LLC, and Timpani Capital Management LLC" beginning on page 133 of the SAI is revised by replacing the caption of that section with the following:

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Timpani Capital Management LLC and Jacobs Levy Equity Management, Inc.

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

Jacobs Levy Equity Management, Inc. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that proxy rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with Jacobs Levy's policies and procedures.

Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by ISS, a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals, such as electing directors and selection of auditors. Jacobs Levy's policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS's recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.

If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation. Jacobs Levy maintains proxy voting records in accordance with applicable law.

The section captioned "Portfolio managers" and sub-captioned "PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, LMCG Investments, LLC, and Timpani Capital Management LLC" beginning on page 186 of the SAI is revised by replacing the caption of that section with the following:

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Timpani Capital Management LLC and Jacobs Levy Equity Management, Inc.

The same section of the SAI is revised by inserting the following as the last sub-section of the section:

Jacobs Levy Equity Management, Inc. Bruce Jacobs and Kenneth Levy are the primary investment professionals responsible for the day-to-day management of Jacobs Levy's allocated portion of the fund's portfolio. The following table provides information related to other accounts managed by them as of November 30, 2018:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	15	91
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$1,449	$1,827	$5,288
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,297

Potential conflicts of interest. Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the fund. The portfolio managers, Bruce Jacobs and Kenneth Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm's other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the fund) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the portfolio managers may have an ownership or financial interest.

Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy's revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the portfolio managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.

Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the fund). Jacobs Levy aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the fund).

Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.

Jacobs Levy provides a model portfolio to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy executes trades for other clients whose accounts utilize the same investment strategy as the model. Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy's discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.

Compensation. Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager's ownership interest in the firm. Jacobs Levy's profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "basic fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance-adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12-quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.

Ownership of fund shares. As of December 31, 2018, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.